NUVEEN GLOBAL EQUITY INCOME FUND

SUPPLEMENT DATED MARCH 25, 2025

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2024

Thomas J. Ray, CFA, will retire from Nuveen on October 1, 2025. He will continue to serve as a portfolio manager of the Fund until that time. James T. Stephenson, CFA, and Peter Boardman will continue to serve as portfolio managers for the Fund. There are no changes to the Fund’s investment objective, principal investment strategies or principal risks.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-GEIF-0325P